UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                               March 24, 2009

GLG Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 38th Floor New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:                                    (212) 224-7200

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                 At the request of certain salaried senior executives of the Company and its subsidiaries, GLG Partners, Inc. (the “Company”) is decreasing their base salaries to $1, effective April 1, 2009 through December 31, 2009, under each of the employment agreements between the executives and the Company and/or one of its subsidiaries described below. The senior executives subject to the salary reduction are Noam Gottesman, Chairman and Co-Chief Executive Officer, Emmanuel Roman, Co-Chief Executive Officer, and Pierre Lagrange, Senior Managing Director of the GLG Partners LP subsidiary of the Company.

                 On March 24, 2009, Messrs. Gottesman and Roman entered into letter agreements amending substantially identical employment agreements with each of GLG Partners LP, GLG Partners Services LP and the Company, and Mr. Lagrange entered into letter agreements amending substantially identical employment agreements with each of GLG Partners LP and GLG Partners Services Limited, in each case to reflect the salary decrease. GLG Partners LP, GLG Partners Services LP and GLG Partners Services Limited are the Company’s primary operating subsidiaries.

                 Attached as Exhibits 10.1.1, 10.1.2, 10.1.3, 10.2.1, 10.2.2, 10.2.3, 10.3.1and 10.3.2 to this Current Report on Form 8-K and incorporated herein by reference are copies of the letter agreements with each of Messrs. Gottesman, Roman and Lagrange amending their employment agreements to reflect the salary decrease.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

10.1.1	Letter Agreement dated as of March 24, 2009 between the Company and Noam Gottesman.
10.1.2	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Noam Gottesman.
10.1.3	Letter Agreement dated as of March 24, 2009 between GLG Partners Services LP and Noam Gottesman.
10.2.1	Letter Agreement dated as of March 24, 2009 between the Company and Emmanuel Roman.
10.2.2	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Emmanuel Roman.
10.2.3	Letter Agreement dated as of March 24, 2009 between GLG Partners Services LP and Emmanuel Roman.
10.3.1	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Pierre Lagrange.
10.3.2	Letter Agreement dated as of March 24, 2009 between GLG Partners Services Limited and Pierre Lagrange.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel

Alejandro San Miguel General Counsel and Corporate Secretary

Date: March 26, 2009

EXHIBIT INDEX
Exhibit Number	Description
10.1.1	Letter Agreement dated as of March 24, 2009 between the Company and Noam Gottesman.
10.1.2	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Noam Gottesman.
10.1.3	Letter Agreement dated as of March 24, 2009 between GLG Partners Services LP and Noam Gottesman.
10.2.1	Letter Agreement dated as of March 24, 2009 between the Company and Emmanuel Roman.
10.2.2	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Emmanuel Roman.
10.2.3	Letter Agreement dated as of March 24, 2009 between GLG Partners Services LP and Emmanuel Roman.
10.3.1	Letter Agreement dated as of March 24, 2009 between GLG Partners LP and Pierre Lagrange.
10.3.2	Letter Agreement dated as of March 24, 2009 between GLG Partners Services Limited and Pierre Lagrange.